GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6, and Class T Shares (as applicable) of the

Goldman Sachs International Equity ESG Fund

Goldman Sachs International Equity Income Fund

(the “Funds”)

Supplement dated July 17, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented to date

(with respect to Class A, Class C, Institutional, Service, Investor,

Class R, Class R6 and Class T Shares)

and to the Summary Prospectuses, Prospectus and SAI, each dated April 16, 2018,

as supplemented to date (with respect to Class P Shares)

Effective August 15, 2018, Suneil Mahindru will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, Abhishek Periwal will serve as a portfolio manager for the Funds. Alexis Deladerrière will continue to serve as a portfolio manager for the Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs International Equity ESG Fund—Summary—Portfolio Management” and the “Goldman Sachs International Equity Income Fund—Summary—Portfolio Management” sections of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” sections of the Summary Prospectuses:

Portfolio Managers: Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity, has managed the Fund since 2014; Alexis Deladerrière, CFA, Managing Director, has managed the Fund since 2012; and Abhishek Periwal, Vice President, has managed the Fund since 2018.

In the “Service Providers—Fund Managers” section of the Prospectuses, the following replaces the information for Mr. Deladerrière in the table in the “Fundamental International Equity Portfolio Management Team” subsection:

Alexis Deladerrière, CFA Managing Director	Portfolio Manager— International Equity ESG International Equity Income	Since 2012 2012	Mr. Deladerrière is the Head of International Developed Markets Equity within the Fundamental U.S. Equity team including the International Equity ESG and International Equity Income strategies. He has primary research responsibilities in the financial sector and serves as the financial global sector lead. Mr. Deladerrière joined the Investment Adviser in July 2002 as a research analyst.

In the “Service Providers—Fund Managers” section of the Prospectuses, the following row is added to the table in the “ Fundamental International Equity Portfolio Management Team” subsection:

Abhishek Periwal, Vice President	Portfolio Manager— International Equity ESG International Equity Income	Since 2018 2018	Mr. Periwal is a portfolio manager for international equity strategies within the Fundamental U.S. Equity team, including the International Equity ESG and International Equity Income strategies. He has primary research responsibilities in the industrials sector on the Global Equity team. Mr. Periwal joined the Investment Adviser in 2007 as an investment analyst.

Effective August 15, 2018, the Funds’ disclosures are modified as follows:

All references to Mr. Mahindru in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with the Summary Prospectuses, Prospectuses and SAI for future reference.

EQINTCONFIDSTK 07-18